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                                                                   EXHIBIT 10.2


                                     LEASE

         By this agreement, made and entered into on March 8, 2000, between Central Paper Stock, Inc., a Missouri corporation (Lessor), and L.A.T. Sportswear, Inc., a Georgia corporation, d/b/a Full Line Distributors (Lessee), Lessor leases to Lessee real property situated in St. Louis County, Missouri and described as the 44,190 square feet of space at the north end of the building known as and numbered 6667 Jonas Place, Berkeley, Missouri (the Demised Premises).

         1. Term. The term of this lease shall be from April 1, 2000 through March 31, 2003.

         If Lessor and Lessee agree that Lessee may remain in possession of the Demised Premises after the end of the lease term, Lessee's tenancy will be from month to month at a monthly rent in excess of the rent provided in paragraph 2 by the percentage increase, if any, in the Consumer Price Index published by the United States Department of Labor, All Urban Consumers, St. Louis, All Items Index (or the similar successor index, if applicable) from April 1, 2000 to the first day of each such month, unless Lessor and Lessee shall agree in writing on other terms. This provision does not give the Lessee any right to hold over at the expiration of the lease term without the consent of the Lessor, and any such holding over without the consent of the Lessor shall not be construed to effect a renewal or extension of this lease. All other terms and conditions of this lease shall remain in force during any month to month tenancy or period of holding over.

         Provided that Lessee is not in default in the performance of this lease, and subject to Lessor's right of rejection as hereinafter set out, Lessee shall have the option to renew this lease for two successive additional terms of one year each, commencing at the expiration of the initial lease term or the previous renewal term as the case may be. All of the terms and conditions of this lease shall apply during the renewal term, except that the monthly rent for each renewal term shall be increased over


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$14,177 by the percentage increase, if any, in the Consumer Price Index published by the United States Department of Labor, All Urban Consumers, St. Louis, All Items Index (or the similar successor index, if applicable) from March 1, 2000 to the first day of the renewal term; the rent during the renewal terms shall be no less than $14,177 per month. The option for each renewal term shall be exercised by written notice given to Lessor not less than 180 days prior to the expiration of the initial lease term or the previous renewal term as the case may be; provided however, within 60 days after Lessee has given notice of exercise, Lessor may give Lessee written notice of rejection on the grounds that Lessor requires the Demised Premises for use in Lessor's business, in which event Lessee's notice of exercise shall not be effective and this option shall expire as to that and, if applicable, the subsequent renewal term. If notice of exercise is not given in the manner provided herein within the time specified as to either renewal term, this option shall expire as to that and, if applicable, the subsequent renewal term.

         2. Rent. Lessee agrees to pay, without demand, to Lessor as rent for the Demised Premises the sum of $14,177 per month in advance on the first day of each calendar month, and further agrees to pay, without demand, to Lessor as rent for the Demised Premises 125 percent of the rent for each day that Lessee or anyone else in Lessee's name shall continue in possession or occupancy of the premises, or any part thereof, without Lessor's consent after the expiration or forfeiture of this lease for any cause. Rent shall be paid to Lessor at 6665 Jonas Place, Berkeley, Missouri 63134, or at such other place as Lessor may designate in writing to Lessee. Lessee agrees to pay on demand a penalty equal to five percent of any payment of rent received by Lessor after the tenth day of any calendar month.

         3. Security Deposit. Lessee has paid to Lessor the sum of $14,177, which Lessor shall retain as security for the faithful performance of all the terms and conditions of this lease. Lessor shall not be obligated to apply the security deposit to rents or other charges in arrears or to damages suffered by


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Lessor because of any breach of the terms and conditions of this lease by
Lessee, but any such application by Lessor shall be at its option. In the event of any such application by Lessor, whether or not greater in amount than the amount of the security deposit, Lessee shall immediately restore the amount of such application to Lessor so that the total security deposit is at all times $14,177. The right to possession of the Demised Premises by Lessor for nonpayment of rent or for any other reason shall not be affected by the security deposit.

         The security deposit shall be returned to Lessee when this lease is terminated, if not applied to the payment of rents or other charges in arrears or to the payment of damages suffered by Lessor because of any breach of the terms and conditions of this lease by Lessee. In no event will the security deposit be returned to Lessee until it has vacated the premises and delivered possession to Lessor. At no time shall Lessee have the right to apply the security deposit to rent. The security deposit will earn no interest. Lessor shall not be obligated to hold the security deposit in a separate fund but may commingle it with its other funds.

         If Lessor shall repossess the Demised Premises because of any breach of the terms and conditions of this lease by Lessee, Lessor may apply the security deposit to all damages suffered to the date of repossession and may retain the balance to apply to damages that may accrue or be suffered thereafter by reason of Lessee's breach.

         4. Use of Premises. The Demised Premises shall be used and occupied by Lessee exclusively for the warehousing and distribution of apparel and related activities of Lessee, and neither the Demised Premises nor any part thereof shall be used by Lessee at any time during the term of this lease for any other purpose. Lessee shall comply with Lessor's reasonable rules and all laws, ordinances, rules, and orders of appropriate governmental authorities affecting the Demised Premises


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and the conduct of Lessee's business thereon during the term of this lease.
Lessee acknowledges that access to the Demised Premises is by a common driveway and that Lessee will use the parking lot in common with others. Lessee shall not obstruct the use of those facilities by others and shall not impede the flow of traffic across Lessor's truck scale in the parking lot adjacent to the Demised Premises.

         5. Condition of Premises. Lessee stipulates that it has examined the Demised Premises, including the grounds and all improvements, and that the Demised Premises are, at the date of this lease, in good order and repair, and in a safe, clean, and tenantable condition. Lessee shall be responsible for obtaining any occupancy permit which may be required by governmental authority and for meeting all requirements for the issuance of such permit.

         6. Assignment and Subletting. Without the prior written consent of Lessor, Lessee shall not assign this lease or sublet or grant any concession or license to use the Demised Premises or any part thereof. A consent by Lessor to one assignment, subletting, concession, or license shall not be deemed to be a consent to any subsequent assignment, subletting, concession, or license. An assignment, subletting, concession, or license without the prior written consent of Lessor, or an assignment or subletting by operation of law, shall be void and shall at Lessor's option terminate this lease. No assignment, subletting, concession, or license shall release the Lessee from any obligation under this lease.

         7. Alterations and Improvements. Lessee shall make no alterations to the Demised Premises or construct any building or make other alterations or improvements to the Demised Premises without the prior written consent of Lessor. All alterations, changes, and improvements built, constructed or placed on the Demised Premises by Lessee, with the exception of fixtures removable without damage to the premises and movable personal property, shall, unless otherwise provided by written agreement


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between Lessor and Lessee, be the property of Lessor and remain on the Demised
Premises at the expiration or sooner termination of this lease.

         8. Signs. Lessor reserves the right to prescribe the form, size, character, and location of any signs that Lessee may put or paint on the Demised Premises. Lessee shall not put or paint any sign on the Demised Premises without the prior written consent of the Lessor.

         9. Damage to Premises. If the Demised Premises shall be damaged or destroyed by casualty, Lessor shall, except as otherwise provided herein, following receipt of insurance proceeds, repair and restore the same (exclusive of Lessee's leasehold improvements, signs, furniture, fixtures, equipment, and other contents) substantially to the condition thereof immediately prior to such damage or destruction. If by reason of such occurrence: (a) the Demised Premises are rendered wholly untenantable, or (b) the Demised Premises are damaged in whole or part during the last year of the term hereof, or (c) the Demised Premises is substantially damaged, then or in any of such events, Lessor may elect either to repair the damage as aforesaid, or to cancel this Lease by written notice of cancellation given to Lessee within 90 days after the date of such occurrence, and thereupon this lease shall cease and terminate with the same force and effect as through the date set forth in Lessor's SAID notice were the date herein fixed for the expiration of the term hereof and Lessee shall vacate and surrender the Demised Premises to Lessor. If by reason of such casualty the Demised Premises are rendered wholly untenantable, the rent shall be fully abated, or if only partially damaged such rent shall be abated proportionately as to that portion of the Demised Premises rendered untenantable, in either event (unless Lessor shall elect to terminate this Lease, as aforesaid) until 15 days after notice by Lessor to Lessee that the Demised Premises have been substantially repaired and restored, or until Lessee's business operations be restored in the entire Demised Premises, whichever shall occur sooner.


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If by reason of such occurrence the Demised Premises can not be repaired and restored within 180 days after such occurrence, Lessee may elect to cancel this Lease by written notice of cancellation given to Lessor within 30 days after the date of such occurrence, and thereupon this lease shall cease and terminate with the same force and effect as through the date set forth in Lessee's said notice were the date herein fixed for the expiration of the term hereof and Lessee shall vacate and surrender the Demised Premises to Lessor. Except for the abatement of the rent hereinabove set forth, Lessee shall not be entitled to, and hereby waives all claims against Lessor for, any compensation or damage for loss of use of the whole or any part of the Demised Premises and/or for any inconvenience or annoyance occasioned by any such damage, destruction, repair, or restoration. Notwithstanding any other provision of this lease to the contrary, Lessee shall be solely responsible for the repair and restoration of any damage to the Demised Premises caused by the negligent or intentional act or omission of Lessee or its employees, agents, invitees, or guests.

          10. Utilities. Lessee shall be responsible for arranging and paying for all utility services required on the Demised Premises, except that Lessor shall furnish water and sewer services to the Demised Premises.

          11. Taxes. Lessor shall promptly pay all real estate taxes and assessments levied against the Demised Premises; provided however, that Lessee will reimburse Lessor on 10 days notice for the amount of any excess of such taxes and assessments in excess of those for 2000; and provided further, that Lessee shall reimburse Lessor on 10 days notice for the entire amount of such taxes and assessments resulting from an increase in valuation on account of Lessee's alterations or improvements. Lessee shall promptly pay all personal property taxes due in respect of its personal property kept on the Demised Premises.


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          12. Dangerous Materials. Lessee shall not keep or have on the Demised
Premises any article or thing of a dangerous, inflammable, or explosive character that might unreasonably increase the danger of fire on the Demised Premises or that would increase the premium for Lessor's casualty insurance on the Demised Premises over the normal rate applicable to the business for which the Demised Premises are leased. Lessee will conduct that business in such a manner so as not to increase the premium over the normal rate.

          13. Liability Insurance. Lessee shall at all times that it occupies the Demised Premises maintain liability insurance in a sound, reputable insurance company acceptable to Lessor, insuring against liability arising out of or based on any or all property damage, personal injury, or death occurring as an alleged consequence of any act or omission on the part of the Lessee or of its employee, agent, director, officer, or guest, or as an alleged consequence of any condition of the Demised Premises. All insurance required by this provision shall name Lessor as an additional insured and may not be cancelled without at least 30 days advance notice to Lessor. Lessee shall, prior to occupying the Demised Premises, deliver to Lessor a certificate of such policy of insurance. The minimum limit of liability of such insurance shall be a combined single limit of $ 1,000,000.

          14. Attornment. Lessee shall, in the event of a sale, transfer, or assignment of Lessor's interest in the Demised Premises or any part thereof, or in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage made by Lessor encumbering the Demised Premises or any part thereof, attorn to and recognize such transferee, purchaser, or mortgagee as Lessor under this lease.

          15. Subordination. In the event that any mortgagee of the Demised Premises, or any part thereof, or a potential assignee of this lease, so requests from time to time, Lessee shall, as long as such


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mortgagee or assignee provides Lessee with a nondisturbance agreement, which may be conditioned on Lessee's full compliance with all terms, conditions, covenants, and agreements in this lease, execute a subordination and attornment agreement, in such form as such mortgagee or assignee shall reasonably require, subordinating this lease to the lien of such mortgagee, if applicable, and agreeing to attorn to such assignee, mortgagee, or any purchaser at foreclosure of such mortgage. Lessee shall sign such subordination and attornment agreement within 10 days after being requested to do so.

          16. Estoppel Certificate. Within 10 days after request therefor by Lessor, Lessee shall deliver to Lessor or any other person specified by Lessor an estoppel certificate in recordable form, binding upon Lessee, in which Lessee shall certify that: (a) this lease is in full force and effect and the term of this lease has commenced, if such be the case, specifying the commencement and expiration dates of the term; (b) this lease has not been amended or modified, if such be the case, or stating the amendments or modifications; (c) Lessee has no offsets or defenses to its performance of the terms and conditions of this lease, including without limitation the payment of rent, if such be the case, or if there are any such defenses or offsets, specifying the same; and (d) any other reasonable requirements of Lessor. If Lessee shall fail to deliver such an estoppel certificate within 30 days after request therefor by Lessor, it shall be conclusively deemed that: (a) this lease is in full force and effect, the term of this lease has commenced, and the commencement and expiration dates of the term are as stated in this lease;
(b) this lease has not been amended or modified; and (c) Lessee has no offsets or defenses to its performance of the terms and conditions of this lease, including without limitation the payment of rent.

          17. Lessor's Liability. Lessee hereby indemnifies Lessor against any loss or expense, including without limitation attorney fees, resulting from a claim by any third party and arising out of Lessee's occupancy of, and the conduct of its business on, the Demised Premises.


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          Lessor shall not be liable to Lessee or any other person for any property damage, personal injury, or death resulting from water, rain, snow, frost, fire, storm, or accident, or from breakage, stoppage, or leakage of water, gas, heating, and sewer pipes or plumbing on or about the Demised Premises.

          In the event of the sale, transfer, or assignment of Lessor's interest in the Demised Premises, Lessor shall be relieved of all liability under this lease arising out of any act, occurrence, or omission after the consummation of the sale, transfer, or assignment. The purchaser, transferee, or assignee at that or any subsequent sale, transfer, or assignment of the Demised Premises shall be deemed without further action to have assumed all of the obligations of Lessor under this lease. Anything contained in this Lease to the contrary notwithstanding, Lessee agrees that (except for a claim concerning the security deposit) it shall look solely to the estate and property of Lessor in the land comprising the Demised Premises for the collection of any judgment (or any judicial process) requiring the payment of money by Lessor in the event of any default or breach by Lessor of this Lease, subject however to the prior rights of any secured party or mortgagee, and no other asset of Lessor shall be subject to levy, execution or other judicial process for the satisfaction of any claim of Lessee.

          18. Force Majeure. Lessor shall not be responsible or liable for any inconvenience, loss, damage, or delay caused by strike, shortage of labor or materials, casualty, war, riot, or any other cause beyond Lessor's reasonable control. Where a time is prescribed for Lessor to perform an act, all such delays shall be excluded from that time.

          19. Maintenance and Repair. Lessee will keep and maintain the Demised Premises and appurtenances in good and sanitary condition and repair during the term of this lease; provided however, that Lessor will be responsible for operation, maintenance, and repair of the fire alarms, fire


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sprinkler system, exterior walls (excluding doorways), roof, parking lot, and sidewalks and for maintenance of the grounds, including lawn mowing and removal of snow from the parking lot and sidewalks as conditions require. In particular and without limitation, Lessee shall be responsible for maintenance and repair of the plumbing, water heating, electrical (including lighting), heating, ventilation, and air conditioning systems and shall replace any glass, now on the Demised Premises, that is hereafter broken.

         20. Animals. Lessee shall keep no domestic or other animals on or about the Demised Premises without the prior written consent of Lessor.

         21. Right of Inspection and Entry. Lessor and its agents shall have the right at all reasonable times during the term of this lease to enter the Demised Premises: (a) with prior notice to Lessee when possible, for access to the electrical service for the entire building, to make such repairs or alterations as Lessor shall deem necessary, or to inspect the Demised Premises and all buildings and improvements thereon; or (b) without prior notice to Lessee, to respond to any emergency affecting the Demised Premises or the entire building or grounds. Lessor shall at all times have a set of keys to the Demised Premises and current alarm codes. Without limiting other times when Lessor may enter the Demised Premises in Lessee's absence, Lessee acknowledges that Lessor will enter the Demised Premises in Lessee's absence if necessary to restore electrical power to Lessor's place of business.

         22. Surrender. At the expiration of the lease term, Lessee shall quit and surrender the Demised Premises in as good condition as they were at the commencement of this lease, with all light bulbs functioning, ordinary wear and tear and casualty damage not the fault of Lessee excepted. During the last 45 days of the term of this lease, the Lessor may place a "For Rent" sign on the Demised Premises and may show the Demised Premises to parties wishing to rent them upon twenty-four hours notice.


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         23. Default. The following events shall constitute default of Lessee under this lease: (a) any failure of Lessee to pay any rent when due hereunder;
(b) any failure of Lessee to perform any other term, condition, or covenant of this lease to be observed or performed by Lessee, where such failure continues uncured for a period of 30 days after Lessor gives written notice to Lessee specifying the specific event of default; (c) the filing by Lessee, in any court, of a petition in bankruptcy or insolvency, or for reorganization or the appointment of a receiver or trustee of all or a portion of Lessee's property;
(d) the filing by any party against Lessee, in any court, of a petition in bankruptcy or insolvency, or for reorganization or the appointment of a receiver or trustee of all or a portion of Lessee's property, if such petition shall not be dismissed within 30 days of filing; (e) Lessee's making of an assignment for the benefit of creditors; (f) Lessee's abandoning the Demised Premises; or (g) Lessee's suffering this lease to be taken under any writ of execution.

         24. Right to Re-Enter. In the event of Lessee's default, Lessor, in addition to any other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Demised Premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of, Lessee, all without service of notice or resort to legal process and without Lessor being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. Lessee shall immediately on demand reimburse Lessor for any expenditure on account of re-entry or moving or storing Lessee's property, together with interest on each such expenditure at the highest legal rate from the date of each such expenditure.

         25. Right to Relet, Damages. In the event of Lessee's default, should Lessor elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this lease or it may from time to time, without terminating


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this lease, make such alterations and repairs as may be necessary to relet the premises, and relet said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable; upon each such reletting all rentals received by Lessor from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of any costs and expenses of such reletting, including brokerage and attorneys' fees and costs of alterations and repairs; third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month shall be less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor.

         26. Termination by Lessor. Lessor may by written notice to Lessee terminate this lease in the event of Lessee's default. Any re-entry or taking possession of the Demised Premises by Lessor as described in paragraph 24 shall not be construed as a termination of this lease. Notwithstanding any such re-entry or taking possession without termination, Lessor may at any time thereafter terminate this lease for any previous breach.

         27. Damages. If Lessor at any time terminates this lease, in addition to any other remedies it may have, Lessor may recover from Lessee all damages it may incur by reason of Lessee's default, computed in any manner provided by law that Lessor shall elect. No termination of this lease shall affect amounts owed by Lessee or accrued at the time of termination.

         28. Abandonment. If Lessee abandons the Demised Premises, Lessor may consider any personal property belonging to Lessee and left on the premises also to have been abandoned, in which


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event Lessor may dispose of all such personal property in any manner Lessor shall deem proper, and Lessor is hereby relieved of all liability for doing so.

         29. Attorney's Fees. In the event that Lessor shall file suit to collect rent hereunder, to enforce any provision of this lease, or to redress any breach of any term or condition of this lease, or in the event of any other civil action or other proceeding to enforce this lease, the prevailing party shall recover all costs and expenses thereof, including reasonable attorney's fees.

         30. Lessor's Remedies. Unless the context clearly requires otherwise, all Lessor's remedies provided for in this lease shall be cumulative. All Lessor's remedies provided for in this lease shall be in addition to those provided by law.

         31. Lessor's Consent. Whenever Lessor's consent or approval is required under this lease, Lessor shall not unreasonably withhold or delay such consent or approval.

         32. Condemnation. If, due to the exercise of the right of eminent domain or seizure or appropriation of all or substantial part of the Demised Premises by lawful authority under the right of eminent domain, the Demised Premises are rendered untenantable, then either party shall have the right to terminate this lease upon 30 days written notice to the other party. In no event shall Lessee share in any award in condemnation.

         33. Covenant of Title. Lessor covenants, represents, and warrants that he has full right and power to execute and perform this lease and that Lessee, so long as it shall not be in default hereunder, shall peaceably and quietly have, hold, and enjoy the Demised Premises.

         34. Binding Effect. The terms and conditions herein contained shall inure to the benefit of and bind the successors, legal representatives, and assigns of the parties hereto.


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         35. Waiver. The failure by either party to insist, in any one or more instances, on a strict performance on any of the terms and conditions of this lease shall not be construed as a future waiver or relinquishment of the provision, and the same shall continue and remain in full force and effect. The receipt by Lessor of rent, with knowledge of the breach of any term or condition hereof, shall not be deemed a waiver of the breach. None of the terms or conditions of this lease shall be altered, waived, modified, or abandoned in any manner except by a written instrument executed by both parties.

         36. Notice. Unless otherwise specified in writing by one party to the other, notice to the parties shall be in writing, mailed by certified mail, postage prepaid, or personally delivered to the following addresses, or to such other addresses within the State of Missouri as Lessor or Lessee shall designate by written notice to the other:

         36. 1. if to Lessor, to 6665 Jonas Place, Berkeley, Missouri 63134, marked to the attention of Lessor's President; or

         36.2. if to Lessee, to 2650 Button Gwinnett Drive, Suite E, Doraville, Georgia 30340, marked to the attention of Lessee's President.

         37. Non-Recordation. Neither this lease nor any memorandum thereof shall be recorded in the public records of any county of any state. If this lease or any memorandum thereof is recorded by Lessee in violation of this provision, Lessor may at its option terminate this lease.

         38. Choice of Law and Forum. This lease is entered into in the State of Missouri and shall be interpreted and construed according to the laws of the State of Missouri. Any civil action or other proceeding to enforce this lease shall be brought in the courts of St. Louis County, Missouri.


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         39. Number and Gender. All terms of this lease shall include the singular and plural numbers, masculine, feminine, and neuter genders, and natural and artificial persons, as context may require. Unless the context requires otherwise, the word "or" is used in the inclusive sense.

         40. Titles. All titles are for the purpose of convenience only and shall not limit or modify any term of this lease.

         41. Counterparts. This lease may be executed in counterparts, each of which shall have the force and effect of an original.


[The remainder of this page is intentionally left blank.]


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         IN WITNESS WHEREOF, the parties have executed this lease the day and year first above written.


LESSEE                                                   LESSOR


L.A.T. SPORTSWEAR, INC.                          CENTRAL PAPER STOCK, INC.


by   /s/ Gina Watson-McElroy                  by   /s/ David Robnak, President
  -------------------------------               -------------------------------


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